EXHIBIT 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of June 27, 2025 (the “First Amendment Effective Date”) among TRUEBLUE, INC., a Washington corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).
RECITALS
    WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2024 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders agree to modify certain provisions of the Credit Agreement; and
    WHEREAS, the Lenders are willing to amend certain terms of the Credit Agreement, subject to the terms and conditions set forth below.
    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.    Amendments to Credit Agreement.
(a)    Section 1.01.
(i)    The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period (including fees for Letters of Credit payable pursuant to Section 2.03, but net of capitalized interest expense), (ii) the provision for federal, state, local and foreign income taxes payable for such period, (iii) depreciation and amortization expense for such period, (iv) non-cash expenses resulting from the grant of stock options to employees of any Loan Party or its Subsidiaries or the issuance of restricted stock to employees of any Loan Party or its Subsidiaries, (v) non-recurring, customary transaction fees, closing bonuses, brokerage fees and reasonable out of pocket expenses incurred during such period in connection with a Permitted Acquisition in an aggregate amount not to exceed $10,000,000 in any four fiscal quarter period, (vi) any extraordinary or non-recurring non-cash expenses or losses, (vii) non-recurring cloud-based software implementation costs in an aggregate amount not to exceed $7,000,000, and (viii) non-recurring restructuring expenses in connection with workforce reductions and real estate lease exit costs in an aggregate amount not to exceed (x) for any four quarter period ending on or before June 30, 2026, $12,000,000, (y) for any four quarter period after June 30, 2026 and on or before June 30, 2027, $6,000,000 and (z) thereafter, $0, minus (b) to the extent included in calculating such Consolidated Net Income: (i) the sum of (x) any extraordinary, unusual or non-recurring non-cash income or gains and (y) any cash payments made during such period in respect of items described in clause (a)(vi) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income.
(ii)    The definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (l), (ii) to replace the “.” at the end of clause (m) with “, and” and (iii) to add a new clause (n) that reads as follows: “(n) margin stock (within the meaning of Regulation U).”
(iii)    The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the Closing Date, and as codified at 31 C.F.R. § 850.101 et seq.
(b)    Section 5.25.    A new Section 5.25 is hereby added to the Credit Agreement to read as follows:
5.25    Outbound Investment Rules.
Neither any Loan Party nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. Neither any Loan Party nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (a) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (b) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, or (c) any other activity that would cause the Lender to be in violation of the Outbound Investment Rules or cause the Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement or any other Loan Document.
(c)    Section 7.19.    A new Section 7.19 is hereby added to the Credit Agreement to read as follows:
7.19    Outbound Investment Rules.
Directly or indirectly, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, or (iii) any other activity that would cause the Lender to be in violation of the Outbound Investment Rules or cause the Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement or any other Loan Document.
(d)    The following sentence is hereby added at the end of the first paragraph in Section 11.07 of the Credit Agreement:
For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without notification to any person.
2.    Effectiveness; Condition Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:
(a)    Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, and the Required Lenders;
(b)    The Administrative Agent shall have received, for the account of each Lender consenting to this Agreement, an amendment fee in an amount equal to 10 basis points (0.10%) of the aggregate amount of such Lender’s Revolving Commitments; and
(c)    The Administrative Agent and BofA Securities shall have received from the Borrower all fees required to be paid on or before the First Amendment Effective Date; and

(d)    The Borrower shall have paid all reasonable out-of-pocket costs and expenses due and payable to the Administrative Agent on the date hereof, including without limitation, the reasonable, documented fees and out-of-pocket costs and expenses of Moore & Van Allen PLLC as counsel to the Administrative Agent to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date.
3.    Reaffirmation. The Loan Parties acknowledge and confirm (a) that the Administrative Agent, for the benefit of the holder of the Obligations, has a valid and enforceable perfected security interest in the Collateral, which security interest is prior to all Liens other than Permitted Liens, (b) that the Borrower’s obligation to repay the outstanding principal amount of the Loans and reimburse the L/C Issuer for any drawing on a Letter of Credit and the Guarantors’ Obligations under the Loan Documents are unconditional and not subject to any offsets, defenses or counterclaims, and (c) by entering into this Agreement, the Administrative Agent and the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of any Loan Party thereunder.
4.    Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Agreement. Except as herein specifically agreed, the Credit Agreement, as amended by this Agreement, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Agreement does not impair, reduce or limit any of their obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Agreement shall constitute a Loan Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, each Guarantor reaffirms its guaranty obligations set forth in the Credit Agreement.
5.    Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b)    This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.
(d)    The execution and delivery of this Agreement does not (i) contravene any provision of its Organization Documents or (ii) violate any Laws applicable to it except as could not reasonably be expected to have a Material Adverse Effect.
6.    Representations. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement and any other Loan Document are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to a certain date, in which case they are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such date and (b) no Default exists.
7.    Counterparts; Delivery. This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.

8.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered and this Agreement shall be effective as of the date first above written.

BORROWER:                TRUEBLUE, INC.,
a Washington corporation
By:
Name:    Carl Schweihs
Title:    Chief Financial Officer
GUARANTORS:            CENTERLINE DRIVERS, LLC,
a Nevada limited liability company
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
LABOR READY HOLDINGS, INC.,
a Nevada corporation
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
PEOPLEREADY FLORIDA, INC.,
a Washington corporation
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
PEOPLEREADY, INC.,
a Washington corporation
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
PEOPLESCOUT, INC.,
a Delaware corporation
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
PEOPLESCOUT MSP, LLC,
a Nevada limited liability company
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
RenewableWorks, LLC,
a Washington limited liability company
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer

SIMOS INSOURCING SOLUTIONS, LLC,
a Delaware limited liability company
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
SMX CARGO, LLC,
an Illinois limited liability company
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
SMX, LLC,
an Illinois limited liability company
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
STAFF MANAGEMENT SOLUTIONS, LLC,
an Illinois limited liability company
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
STAFFING SOLUTIONS HOLDINGS, INC.,
a Delaware corporation
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
TBI OUTSOURCING PUERTO RICO, INC.,
a Delaware corporation
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
TRUEBLUE ENTERPRISES, INC.,
a Nevada corporation
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
TRUEBLUE SERVICES, INC.,
a Delaware corporation
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer
VENUE READY, LLC,
a Nevada limited liability company
By:
Name:    Jason Embick
Title:    Vice President, Chief Financial Officer, and Treasurer

HEALTHCARE STAFFING PROFESSIONALS, INC.
By:
Name:    Jason Embick
Title:    Treasurer

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:
LENDERS:                BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender
By:
Name:
Title:
PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:
HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:
KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title: